EXHIBIT J(2)
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below nominates, constitutes and appoints Bruce N. Alpert and James E. McKee (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the GABELLI COMSTOCK FUNDS (the "Fund"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $.001 per share, of the Fund, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers and Directors themselves might or could do.

         IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 29th day of June, 2000.

         /s/ Henry G. van der Eb                     /s/ Charles L. Minter
         -----------------------                     ---------------------
         Henry G. van der Eb                         Charles L. Minter
         Chairman and Director                       Director

         /s/ M. Bruce Adelberg                       /s/ Anthony R. Pustorino
         ---------------------                       ------------------------
         M. Bruce Adelberg                           Anthony R. Pustorino
         Director                                    Director

         /s/ Anthony Colavita                        /s/ Werner J. Roeder
         --------------------                        --------------------
         Anthony Colavita                            Werner J. Roeder
         Director                                    Director

         /s/ Vincent D. Enright                      /s/ Robert M. Smith
         ----------------------                      -------------------
         Vincent D. Enright                          Robert M. Smith
         Director                                    Director


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that this person whose name appears below nominates, constitutes and appoints Bruce N. Alpert and James E. McKee (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all capacities, to make execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the GABELLI COMSTOCK FUNDS (the "Fund"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $.001 per share, of the Fund, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officer might or could do.

         IN WITNESS WHEREOF, the undersigned officer has hereunto set his hands this 29th day of June, 2000.

         /s/ Martin Weiner

         Martin Weiner
         President